UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12
PINSTRIPES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter) N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Pinstripes Holdings, Inc. 1150 Willow Road, Northbrook, IL 60062 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on October 7, 2024 *Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Stockholder, The 2024 Annual Meeting of Stockholders of Pinstripes Holdings, Inc. will be held virtually on October 7, 2024, at 10:00 AM (CDT). Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal elect the following two Class I directors, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, retirement, disqualification, or removal: Diane Aigotti and Jerry Hyman; (2) To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending April 27, 2025; and (3) To consider and act upon a proposal to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/pinstrpes/2024 CONTROL NUMBER Pinstripes Holdings, Inc. c/o Continental Proxy Services 1 State Street, New York NY 10004 190253 Pinstripe Holdings Proxy Notice Rev1Front Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/pinstripes/2024 2024

Pinstripes Holdings, Inc. 1150 Willow Road, Northbrook, IL 60062 Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Stockholders to be Held On October 7, 2024 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/pinstripes/2024 - the Company’s Annual Report for the year ended April 28,2024 - the Company’s 2024 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 15, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/pinstripes/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 190253 Pinstripe Holdings Proxy Notice Rev1 Back 2024